SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  September 23, 1998
-----------------------------------
(Date of earliest event reported)


                    CAPCO America Securitization Corporation
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             (Exact name of registrant as specified in its charter)

    Delaware                   333-22133                         13-3672336
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(State or Other               (Commission                     (I.R.S. Employer
Jurisdiction of               File Number)                   Identification No.)
 Incorporation)

        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office


       Registrant's telephone number, including area code: (212) 667-9300

Item 5. Other Events.

     Attached as an exhibit to this Current Report are certain materials (the "Computational Materials and Collateral Term Sheets") furnished to CAPCO America Securitization Corporation (the "Registrant") by Nomura Securities International, Inc. (the "Underwriter"), in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 1998-D7 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-22133) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials and Collateral Term Sheets by reference in the Registration Statement.

     The Computational Materials and Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials and Collateral Term Sheets.

     Any statement or information contained in the Computational Materials and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

              Item 601(a) of Regulation S-K
                       Exhibit No.                         Description
              -----------------------------       ---------------------------
                           99                     Computational Materials and
                                                    Collateral Term Sheets

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          CAPCO AMERICA SECURITIZATION
                                          CORPORATION


                                          By: /s/ Marlyn A. Marincas
                                             --------------------------
                                              Name: Marlyn A. Marincas
                                              Title: Director

Date:  September 23, 1998

                                  Exhibit Index

Format          Item 601(a) of
Electronic (E)  Regulation S-K
or Paper (P)    Exhibit No.     Description                                 Page
------------    -----------     -----------                                 ----

P               99              Computational Materials and Collateral        5
                                   Term Sheets

                                                                       Exhibit 1

                              Computational Materials and Collateral Term Sheets